SETTLEMENT AGREEMENT
                               AND GENERAL RELEASE

     This Settlement Agreement and General Release ("Agreement") is entered into effective this ___ day of June, 2002 by and between Anza Capital, Inc. a Nevada corporation ("Anza"), and Laguna Pacific Partners, LP, ("Laguna"). Anza and Laguna shall each be referred to as a "Party" and collectively as the "Parties."

                                    RECITALS

     WHEREAS, on or about June 27, 2001, Laguna loaned $200,000 to Anza, which is evidenced by an Investment Agreement dated June 27, 2001, executed by e-Net (now Anza) and Laguna, and a Secured Promissory Note dated June 27, 2001, copies of which are attached hereto as Exhibit A ("the Loan");

     WHEREAS, a dispute has arisen between the Parties regarding concerning the repayment of the Loan, (the "Dispute");

     NOW, THEREFORE, for good and adequate consideration, the receipt of which is hereby acknowledged, without admitting or denying any wrongdoing by any Party hereto, the Parties wish to resolve the Dispute in full and therefore, covenant, promise and agree as follows:

                                    AGREEMENT

     1. Anza agrees to pay Laguna a total of $209,000, payable in full upon final execution of this Agreement.

     2. Laguna agrees to accept the sum in Section 1 as full and complete payment of any and all obligations and amounts due to Laguna arising under the Loan, including interest, and in settlement of the Dispute. Additionally, Laguna has agreed to release any and all collateral Laguna holds as security for the repayment of the Loan, including releasing any and all interest Laguna holds in Anza or any of Anza's subsidiaries and the cancellation of any and all security instruments, including any UCC-1 Financing Statements Laguna may have filed to evidence its security interest in Anza or any of Anza's subsidiaries. Pursuant to this Agreement, Laguna agrees to return to Anza any and all Anza and Anza's subsidiary stock certificates that Laguna possesses and supply Anza with proof that any and all security instruments, including UCC-1 Financing
Statements, that Laguna filed with any local or state agency, have been cancelled.

     3. Effective on the date hereof, both Anza and Laguna (the "Parties"), and their respective agents, affiliates, divisions, predecessors, successors and assigns, hereby release the other Party, and each and all of their present and former agents, officers, directors, attorneys, and employees, from and against any and all claims, agreements, contracts, covenants, representations, obligations, losses, liabilities, demands and causes of action which it may now or hereafter have or claim to have against that Party, as a result of the Loan or the Dispute. This release of claims and defenses shall not alter the prospective duties between the Parties under this Agreement.

     4. The Parties acknowledge and agree that this release applies to all claims that one Party may have against the other Party arising out of, or pertaining to, the Loan or the Dispute, including, but not limited to, causes of action, injuries, damages, claims for costs or losses to a Party's person and property, real or personal, whether those injuries, damages, or losses are known or unknown, foreseen or unforeseen, or patent or latent. The Parties agree not to file any complaints, causes of action, or grievances with any governmental, state or county entity against the other Party arising out of, or pertaining to the Loan or the Dispute.
..
     5. Each Party expressly agrees and understands that the above releases will be effective as of the date of this Agreement and any Party's sole remedy against any other Party regarding the Dispute will be for breach of this Agreement.

     6.     Section  1542  Release.  It  is understood and agreed by the Parties
            -----------------------
hereto that all rights under Section 1542 of the Civil Code of California, which provides as follows:

          "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor,"

are hereby expressly waived. The Parties acknowledge, agree and understand the consequences of a waiver of Section 1542 of the California Civil Code and assumes full responsibility for any and all injuries, damages, losses or liabilities that may hereinafter arise out of or be related to matters released hereunder. Releasing Party understands and acknowledges that the significance and consequence of this waiver of Section 1542 of the Civil Code is that even if a Party should eventually suffer additional damages arising out of the subject matter hereof, it will not be permitted to make any claim for those damages. Furthermore, all Parties acknowledge that they intend these consequences even as to claims for damages that may exist as of the date of this Agreement but which the Parties do not know exist, and which, if known, would materially affect the Parties' decision to execute this Agreement, regardless of whether the Parties' lack of knowledge is the result of ignorance, oversight, error, negligence, or any other cause.

     7. Each Party hereto will hold and will cause its agents, officers, directors, attorneys, employees, consultants and advisors to hold in strict confidence, unless compelled to disclose by judicial or administrative process or, in the opinion of its counsel, by other requirements of law, the terms of this Agreement and all other documents and information concerning any other Party furnished it by such other Party or its representatives in connection with the subject matter hereof or the underlying loan (except to the extent that such information can be shown to have been (i) previously known by the Party to which it was furnished, (ii) in the public domain through no fault of such Party, or
(iii) later lawfully acquired from other sources by the Party to which it was furnished), and each Party will not release or disclose such information to any other person, except its auditors, attorneys, financial advisors, bankers and other consultants and advisors in connection with this Agreement. Each Party shall be deemed to have satisfied its obligation to hold confidential information concerning or supplied by the other Party if it exercises the same care as it takes to preserve confidentiality for its own similar information.

     8. Each Party acknowledges and represents that, in executing this Agreement, such Party has not relied on any inducements, promises, or representations made by any Party or any party representing or serving such Party, unless expressly set forth herein.

     9. This Agreement pertains to a disputed claim and does not constitute an admission of liability by any Party for any purpose, except as otherwise provided herein.

     10. The representations and warranties contained in this Agreement are deemed to and do survive the execution hereof.

     11. This Agreement may not be amended, canceled, revoked or otherwise modified except by written agreement subscribed by all of the Parties to be charged with such modification.

     12. This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective partners, employees, agents, servants, heirs, administrators, executors, successors, representatives and assigns.

     13. All Parties hereto agree to pay their own costs and attorneys' fees except as follows:

          (a) In the event of any action, suit or other proceeding instituted to remedy, prevent or obtain relief from a breach of this Agreement, arising out of a breach of this Agreement, involving claims within the scope of the releases contained in this Agreement, or pertaining to a declaration of rights under this Agreement, the prevailing Party shall recover all of such Party's attorneys' fees and costs incurred in each and every such action, suit or other proceeding, including any and all appeals or petitions therefrom.

          (b) As used herein, attorneys' fees shall be deemed to mean the full and actual costs of any legal services actually performed in connection with the matters involved, calculated on the basis of the usual fee charged by the attorneys performing such services.

     14. This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of California including all matters of construction, validity, performance, and enforcement and without giving effect to the principles of conflict of laws. Venue for any action brought under this Agreement shall be in the appropriate court in Orange County, California.

     15. The Parties agree and stipulate that each and every term and condition contained in this Agreement is material, and that each and every term and condition may be reasonably accomplished within the time limitations, and in the manner set forth in this Agreement.

     16. The Parties agree and stipulate that time is of the essence with respect to compliance with each and every item set forth in this Agreement.

     17. This Agreement sets forth the entire agreement and understanding of the Parties hereto and supersedes any and all prior agreements, arrangements and understandings related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any party hereto which is not embodied in this Agreement or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no Party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not so set forth.

     18. This Agreement may be executed in one or more counterparts, each of which when executed and delivered shall be an original, and all of which when executed shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Parties hereto, agreeing to be bound hereby, execute this Agreement upon the date first set forth above.


"Anza"                                           "Laguna"
Anza  Capital,  Inc.,                            Laguna  Pacific  Partners,  LP,
A  Nevada  corporation



/s/  Vince  Rinehart                             signer  not  known
--------------------------------                 -------------------------------
By:  Vince Rinehart                              By:
Its:  President                                  Its: